UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03896

fpa U.S. Core Equity FUND, inc.

(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
J. RICHARD ATWOOD, PRESIDENT FPA U.S. CORE EQUITY FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025	MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code: (310) 473-0225

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1: Report to Shareholders.

(a)	The Report to Shareholders is attached herewith.

FPA U.S. Core Equity Fund, Inc.

Annual Report

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

December 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the Fund's shareholder reports, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the FPA Funds website (fpa.com/funds), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at fpa.com (for accounts held directly with the Fund).

You may elect to continue to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 638-3060. Your election to receive reports in paper will apply to all funds held with the FPA Funds or through your financial intermediary.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

Introduction

In 2020, the FPA U.S. Core Equity Fund, Inc.'s ("Fund") performance was 24.80%, which compares favorably to the 18.40% total return of the S&P 500 Index ("Index" or "S&P 500"). What is worth noting is that we achieved this outperformance in a well thought-out, risk-adjusted manner with an approximate 40% overlap with the Index throughout the year.1 We were surgical in our attempts to avoid the worst sectors of the market while at the same time investing more heavily in the more attractive sectors.

The Fund's outperformance for the year is mostly attributable to being exposed to the sectors we believe have sustainable, above average growth — and investing in high-quality companies within them at attractive valuations that in our view are positioned to capture a disproportionate share of that growth.

The 10-year U.S. Treasury yield remained close to historical lows at approximately 0.9% at the end of the year.2 We believe secularly growing mid- to large-capitalization companies trading at compelling valuations will continue to be a favorable place to invest — especially relative to U.S. Treasuries and other investment alternatives.

The "Artist" Formerly Known As...

FPA U.S. Value has been renamed FPA U.S. Core Equity. The year 2020 was a special one in many respects. It marked our five-year anniversary managing the Fund. We believe the Fund is an attractive substitute for the S&P 500 and can be a core equity investment to help achieve long-term financial goals. The Fund recently formally adopted the S&P 500 as its benchmark. Over the past five years it has been our goal to generate returns in excess of the Index over full market cycles — and it will continue to be our "raison d'être." The reason we chose to compete against the S&P 500 is because the index has delivered admirable results over time. Therefore, if we can seek to achieve attractive risk-adjusted performance relative to the S&P 500, we continue to believe that is a compelling offering.

Over the past 90 years, the Index has produced an annualized return of approximately 10%.3 Even when measured from 20 years ago, around the height of the dot-com bubble, it has produced a 7.5% annualized return.4 One of the main reasons the Index has done so well over time is because it is weighted by market capitalization. Market caps over long periods of time generally track revenue and earnings growth. Thus, the more successful a company is, the larger a weighting it has in the Index and may disproportionately affect the Index's performance over time. The opposite is the case for underperforming companies that shrink over time. Essentially an investment in the Index generally allocates more capital to companies performing well and less to those that are not. That seems like a reasonable investment philosophy over the long term.

After all, Warren Buffett, who is considered one of the greatest investors of all time, has instructions in his will that state the trustee is to invest 90% of the assets in a low-cost S&P 500 index fund, with the remaining 10% to be invested in short-term government bonds. At the 2020 Berkshire Hathaway annual meeting Buffett said, "With the exception of Berkshire, I would not want to put all my money in any one company. You get surprises in this world, and there will be businesses that we think are very good that turn out not to be so good, and there will be other businesses that turn out to be better than we think."5 This statement extolls the virtues of diversification.

1  Past performance is no guarantee, or is it indicative, of future results.

2  Source: Bloomberg.

3  Since 1/1/1926 through 12/31/2020. Source: Robert Shiller and Yahoo! Finance.

4  Since 1/1/2001 through 12/31/2020. Source: Morningstar Direct.

5  Source: https://www.rev.com/blog/transcripts/warren-buffett-berkshire-hathaway-annual-meeting-transcript-2020. Meeting date May 2, 2020.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Despite all of the ups and downs over the last two decades, which included the bursting of the dot-com bubble, the Great Financial Crisis and the Covid-19 pandemic, investors made approximately 420% in the S&P 500. My aim is to deliver outperformance over the Index in a very thoughtful, risk-adjusted manner — just as we have for the past two years. For example, 2.0% of additional annualized performance would have produced an investment growing by approximately 610% over the past 20 years, which is quite a significant difference thanks to the power of compounding.

We seek to outperform the Index by first and foremost trying to eliminate the worst parts of the Index. That alone could produce a lot of alpha. Over the past five years, the 50 greatest detractors to the Index had a median cumulative return of -43.4% while the largest 100 detractors had a median cumulative return of -25.6%. This compares to the S&P 500's cumulative total return of 103.0%. The biggest losers were in various industries and market cap sizes just as it was for the biggest winners. The top 50 contributors to the Index's performance had a 178.2% median cumulative return while the top 250 contributors had a median cumulative return of 143.8%.6 Over the past five years, the risk from too much concentration in an attempt to find the biggest winners has not had the same potential reward as trying to focus on avoiding the biggest losers. And the biggest losers generally had one common trait — a declining business.

We did not change the name of the Fund because of a change in our investment philosophy, which has remained the same since inception. It was simply because the word "value" means different things to different people. To us, value means buying something for less than it is worth — and hopefully a lot less. However, to certain market participants, value means buying low-multiple stocks without considering the industries and business qualities that help determine their long-term growth rates. The reality is if you buy a low-multiple stock where the quality of the business is at least average (meaning it produces at least average long-term growth), chances are it is actually a decent value. However, if the business is growth challenged or worse, in perpetual decline, odds are it is a value trap. We attempt to ascertain value by looking at the relationship of price to quality — quality being a company's ability to grow its business at an above average rate both in terms of magnitude and duration.

People often ask us what kind of investor are we — "value" or "growth"? My answer is both. We expect that the Fund will achieve an above average rate of return by first and foremost generally avoiding below average industries and companies that are structurally growth challenged. Secondarily, we primarily focus on investing in high-quality, above average growing industries and companies within them. Third, we attempt to make investments in these quality companies at the greatest discount possible to what we believe they will ultimately be worth in the future.

By doing these things well on a consistent basis, we believe we can achieve our goal of market-beating returns in a thoughtful, risk-adjusted manner with a reasonably diversified portfolio. What that means is that we are just as open to buying a high-multiple stock with phenomenal growth as we are to buying a low-multiple stock with lower growth. Honestly, we are agnostic. But the Fund's portfolio companies need to have at least average growth over the long-term. We taketh what the market giveth. In certain market environments, higher-multiple stocks will actually be a better value, while in others it will be lower-multiple stocks. But we aim to avoid investing in low-multiple stocks whose businesses are in decline or high-multiple stocks whose businesses cannot sustain above average growth over the long term.

6  Source: Capital IQ for five year period ending 12/31/20.

Diversification does not guarantee a profit or protect against loss.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Different Strokes for Different Folks

The Fund is intended to grow investors' capital at an above average rate of return in an intelligent, risk-adjusted manner. Since we care the most about downside protection and preservation of capital, we will continue to maintain a reasonably diversified portfolio to protect the Fund from the unknowns. Thus we will not take undue risk — whether from too much investment concentration by industry, by number of positions or position size — even if that means we potentially forgo greater possible returns. Using a baseball analogy, we aim to continue producing above average returns through a high batting average — getting on base by hitting lots of singles and doubles with as few strikeouts as possible. We may hit the occasional homerun, but it won't be because we're "swinging for the fences."

"Machine" Learning

In September 2020, I celebrated my 40th birthday, which coincided with my five-year anniversary managing the Fund. I spent most of the first two decades of my life as a student in school and the last two decades as a student in the stock market — more specifically learning about hundreds of different companies in many different industries.

The majority of my professional career in the investment management industry has been as an analyst — digging deep into specific industries and companies within them. I would aspire to know these companies as well as anyone.

But the transition from senior analyst to portfolio manager was not an easy one, initially. From day one our investment philosophy was and still is to invest in high-quality, growing businesses at compelling valuations. However, in the famous words from Johnny Lee's 1980 hit song "Lookin' for Love", I was "lookin' for love in all the wrong places." Essentially, many companies that historically had quality businesses (which made up a large part of our portfolio from 2016-2018) were being disrupted by new entrants thanks to important technological advances. And at the same time, these new entrants were taking market share at a breathtaking rate. Many incumbents looked cheap based on historical financials while many new entrants looked expensive on near-term forecasts. But if you had the correct long-term analysis, based on trailing earnings you could see that many low-multiple stocks were actually value traps while many high-multiple stocks represented real value.

At the same time, over the first two years managing the Fund, we put together the portfolio through the lens of an analyst, not as a well-trained portfolio manager. From a solely bottom-up basis, we picked what were our favorite investment ideas at the time, which resulted in a fairly concentrated portfolio of 25-30 investments that were in many of the same industries. We thought we were diversified enough to mitigate unforeseen risks, but that was not the case.

If a casual observer was to look at my five-year record as the lone consideration of whether or not to entrust his/her capital with us, it very well may be a pass. However, for those who are willing to dig a little deeper, they will see a nice pattern of annual improvement and understand the reasons behind it.

	Average Annual Total Returns (%)
	2020	2019	2018	2017	2016
FPPFX	24.80%	34.16%	-9.81%	9.52%	-2.00%
S&P 500 Total Return	18.40%	31.49%	-4.38%	21.83%	11.96%
Difference	6.40%	2.67%	-5.43%	-12.31%	-13.96%

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

After a tough 2016 and 2017, we did not sit here and say "I'm right, the market is wrong." We remained humble and went back to the drawing board to understand what we were doing wrong and how to improve our portfolio management process. So, 2018 was the year of transitioning the portfolio to our new, current portfolio construction process and a more diversified portfolio. We explained how we were changing the process that begins with a top-down view, and now one can see how those changes have produced good results over the last two years.

To some, two years of strong risk-adjusted outperformance is not enough time to determine if we have earned one's trust to manage their capital. Therefore, even if you are not an investor in the Fund, I encourage you to continue to read our quarterly commentaries, listen to our semi-annual presentations and track how we perform going forward. What you will find is a portfolio manager who will remain humble, is willing to learn from mistakes and strives to get better every day. I will continue to perfect my craft using my knowledge from the past 20 years and in particular, the past five. At the end of the day, when you love learning about new industries and companies and seeing how businesses evolve, this is more than a job — it is a passion. I remain excited to wake up every day to see where we can find the next great high-quality, undervalued company to add to our portfolio and seek to produce market beating returns.

An "A" For Effort, But...

We give ourselves a "B" for our performance in 2020. No one will ever be a harsher critic of us than ourselves. Outside of my home, this is my largest investment. Since I have so much of my net worth invested in the Fund, I am always thinking about how I can improve our results.

Even though we handily beat the index in 2020, we could have done better. While one can always play the "woulda, coulda, shoulda" game, in my view our biggest mistakes were due to omission — specifically, not investing in certain companies we knew quite well that should have been added to the portfolio at the right time. We made plenty of other mistakes too such as overstaying our welcome in previous winners like Airbus, where the fundamentals deteriorated due to the pandemic.7 However, our omissions were the most impactful because we could have made sizable investments in certain companies that would have added meaningfully to performance.

So, what do we do with these learnings? We put this knowledge in our memory bank and use it to become a better performing "machine" by vowing not to make the same kind of mistakes again.

I'm Not Stubborn, I'm Just Always Right

Two of the most common mistakes investors make are being fearful due to macroeconomic concerns when they should be more aggressive snatching up bargains and vice versa. We saw this behavior take place yet again at the market nadir in March, which resulted in investors selling many high-quality stocks at greatly discounted prices. However, I believe stubbornness — believing you are right and the market is wrong (by remaining invested in a stock), especially in the face of a meaningfully negative stock price reaction due to declining fundamentals — consistently hurts investors as much as anything else. We have found being stubborn in this manner is typically the wrong move.

Being overweight one stock and underweight another compared to the Index is by definition a contrarian call. And these are the calls that need to be made in order to manage and outperform with a differentiated equity

7  References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the Portfolio Managers, the Adviser, or the Fund's distributor. Past performance is no guarantee, or is it indicative, of future results.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

strategy with high active share.8 To be active requires a belief behind investment theses that one knows better than the market to make such calls. But how one absorbs new information that potentially invalidates an investment thesis or possibly strengthens another (to potentially upsize positions) is key. Anchoring to one view as if time stands still and the world does not evolve can be harmful to returns. In our view, being mentally flexible and taking as much emotion out of the equation is of the utmost importance to consistently make the most optimal investment decisions. At the same time, it's also helpful to be diversified with a robust wish list of quality investment ideas that can replace positions that are sold can also help a portfolio manager be most effective.

Portfolio Commentary

During the fourth quarter, we continued to make some changes to the portfolio to best position it for future success. To that end, we eliminated nine positions that made up 2.0% of the Sept. 30, 2020 portfolio, increased the weighting of the 71 remaining positions by 0.4% to 97.9%, and added 11 new positions representing 2.0% of the December 31, 2020 portfolio. These new positions are in companies we have been following and that were on our wish list to purchase. Most are not at full position sizes yet due to valuation, and thus we are prepared to add to them should we get the opportunity.

As of December 31, 2020, the Fund was invested in 82 companies (62 of which are disclosed), including 52 disclosed investments that are in the S&P 500 which made up 89.2% of the portfolio. Moreover, the 52 disclosed positions in common made up 43.9% of the S&P 500's weighting as of December 31, 2020. A majority of the 52 positions were overweight in the Fund relative to the Index. The Fund's remaining ten disclosed investments were predominantly large-cap foreign companies and mid- to large-cap U.S. companies. Combined, those ten companies made up 8.0% of the portfolio.

In terms of geography, 88.1% of the disclosed portfolio was in U.S. companies, while 6.8% was in foreign equities, as of December 31, 2020. By market capitalization, 94.9% of the disclosed portfolio was invested in large-cap companies with market values above $10 billion, with about 70% invested in mega-caps (companies with market values above $200 billion). The Fund's weighted average market cap was approximately $695 billion, while the Fund's median market cap was approximately $96 billion.

Regarding portfolio concentration, the Fund's top five positions made up 36.5% of the Fund compared to approximately 22.5% for the S&P 500. The Fund's top 10 positions made up 50.0% of the portfolio versus 27.4% for the Index. Over time, our goal is to reduce the weighting of some of the Fund's largest positions and to increase some of the Fund's smallest ones as our conviction grows.

From an industry exposure standpoint, the portfolio had disclosed investments in seven of the 11 sectors in the S&P 500. Combined, those seven sectors made up approximately 90% of the S&P 500 and 95% of the Fund's disclosed portfolio. Relative to the S&P 500, the portfolio is overweight information technology, communication services and consumer discretionary, and underweight health care, consumer staples, financials, and industrials. At the end of the quarter, the Fund did not have any disclosed investments in utilities, materials, real estate, and energy. Collectively, those four sectors made up approximately 10% of the S&P 500.

8  Active share is a measure of the percentage of the Fund's holdings that differ from the holdings in the Fund's benchmark. It is calculated by taking the sum of the absolute value of the differences of the weight of each holding in the Fund and the weight of each holding in the index and dividing by two.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Sector	FPA U.S. Core Equity Fund	S&P 500
Information Technology	38.0%	27.6%
Communication Services	22.6%	10.8%
Consumer Discretionary	19.3%	12.7%
Health Care	9.5%	13.5%
Financials	2.4%	10.4%
Consumer Staples	2.0%	6.5%
Industrials	1.1%	8.4%
Utilities	0.0%	2.8%
Materials	0.0%	2.6%
Real Estate	0.0%	2.4%
Energy	0.0%	2.3%
Total	94.9%	100.0%
Other	5.0%
Cash and equivalents (net of liabilities)	0.1%

Totals might not add up to 100% due to rounding. The "Other" category is the Fund's undisclosed positions.

Compared to the broader market, we believe the Fund's portfolio is of higher quality and has greater potential for revenue and earnings growth.9

9  The portfolio manager believes a high-quality company is one that is able to generate a return on capital in excess of its cost of capital for sustained periods of time.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

	FPA U.S. Core Equity Fund		S&P 500
Large Capitalization Holdings % of Portfolio	94.9%		98.5%
Top 5 Holdings % of Portfolio	36.5%		22.5%
Top 10 Holdings % of Portfolio	50.0%		27.4%
Foreign Securities % of Portfolio	6.8%		0.0%
12-Month Forward P/E10	34.6	x	23.9	x
Price/Book[11]	9.5	x	4.2	x
Return on Equity[12]	28.4%		25.0%
EPS[13] Growth Historical (2-year, $-weighted median)	16.4%		12.1%
EPS Growth Forecast (2-year, median)	19.9%		15.3%
Revenue Growth Historical (2-year, $-weighted median)	13.2%		6.5%
Revenue Growth Forecast (2-year, median)	15.0%		8.6%
Debt/Equity[14]	1.1	x	1.5	x
Median Market Capitalization[15] (billions)	$95.8		$25.7
Weighted Average Market Cap (billions)	$695.4		$490.2

Source: FPA, Mellon, Capital IQ. Data as of December 31, 2020. Data excludes undisclosed holdings. Fund statistics for '% of Portfolio holdings are based on net assets. Portfolio composition will change due to ongoing management of the Fund.

10  The forward price-to-earnings (P/E) ratio is derived by dividing the price of the stock by the estimated one year of future per-share earnings and is used as a relative value comparison for a company's shares. Forward P/E numbers are estimates and subject to change.

11  Price/Book ratio is the current closing price of the stock divided by the latest quarter's book value per share.

12  Return on Equity measures a portfolio company's profitability by dividing net income before taxes less preferred dividends by the value of stockholders' equity.

13  EPS, or Earnings per Share, is the portion of a company's profit allocated to each share of common stock.

14  Debt/Equity (D/E) Ratio is calculated by dividing a company's total liabilities by its shareholder equity. These numbers are available on the balance sheet of a company's financial statements. The ratio is used to evaluate a company's financial leverage.

15  Market Cap, short for market capitalization, refers to the total dollar market value of a company's outstanding shares.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

4Q20 Winners and Losers16

Winners	Performance Contribution	Losers	Performance Contribution
Alphabet	1.44%	Alibaba Group	-0.57%
Apple	0.91%	Salesforce.com	-0.32%
Autodesk	0.69%	Home Deport	-0.09%
PayPal	0.57%	Undisclosed	-0.06%
Microsoft	0.49%	Undisclosed	-0.05%

2020 Winners and Losers16

Winners	Performance Contribution	Losers	Performance Contribution
Amazon.com	4.08%	Airbus	-2.10%
Apple	3.63%	JPMorgan Chase	-0.87%
Microsoft	2.90%	Bank of America	-0.67%
Alphabet	2.40%	American Express	-0.59%
PayPal	2.38%	Blackstone Group	-0.47%

The year's biggest losers were from losses realized in the first half of the year. We trimmed or sold positions in companies whose long-term earnings power we felt were hurt by the Covid-19 pandemic. We took advantage of the market's indiscriminate selling by adding to existing positions and purchasing shares of high-quality companies that were on our wish list. As we mentioned in previous commentaries, we only wish we had made those moves sooner. Going forward, we will strive to react more quickly to changing industry and company fundamentals.

It remains no surprise that the Fund's biggest contributors to performance in the year were technology-related, since the sector's fundamentals continue to support rising earnings and valuations. We've discussed at length in several past commentaries and presentations why we continue to believe certain technology companies (as well as non-tech companies that are embracing and adopting modern tech solutions and tools) will be long-term, secular winners in an increasingly cloud-based, digital, mobile, direct-to-consumer, e-commerce world. We believe the coronavirus pandemic continues to accelerate the established technological trends and that this faster growth compared to the rest of the market will continue over the long-term post-pandemic.

16  Reflects top contributors and top detractors to the Fund's performance based on contribution-to-return. Contribution is presented gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. This is not a recommendation for a specific security and these securities may not be in the Fund at the time you receive this report. The information provided does not reflect all positions purchased, sold or recommended by FPA during the quarter. A copy of the methodology used and a list of every holding's contribution to the overall Fund's performance during the quarter is available by contacting FPA at crm@fpa.com. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com. It should not be assumed that recommendations made in the future will be profitable or will equal the performance of the securities listed. For a full list of holdings and weights by percentage of total assets please view the holdings report at the end of this Commentary.

  Past performance is no guarantee, nor is it indicative, of future results. Please see Important Disclosures at the end of this commentary.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

Closing

The biggest thing we struggle with in managing the portfolio is that a lot of the companies we like the most generally do not have the cheapest valuations at the moment, whereas the companies with the lowest valuations typically do not have businesses in which we wish to invest for the long-term. At the same time, for lack of a better term, "cash is trash" in a world where the monetary "printing presses" seem unabated as more fiat currency continues to flood the economy and interest rates remain near historical lows. Given the current choices, we choose to remain diversified to mitigate risk and to invest in high-quality businesses even if we do not love the current valuations.

We are optimistic that the Fund will generate attractive absolute and relative returns compared to the S&P 500 going forward.

We look forward to delivering value for our fellow shareholders over the coming years. Thank you for your confidence and continued support.

Respectfully submitted,

Gregory R. Nathan
Portfolio Manager
January 2021

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale of any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund's Prospectus, which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.fpa.com.

Investments, including investments in mutual funds, carry risks and investors may lose principal value. Capital markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The Fund may purchase foreign securities, including American Depository Receipts (ADRs) and other depository receipts, which are subject to interest rate, currency exchange rate, economic and political risks; these risks may be heightened when investing in emerging markets. Foreign

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

investments, especially those of companies in emerging markets, can be riskier, less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments.

Small and mid-cap stocks involve greater risks and may fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

Value style investing presents the risk that the holdings or securities may never reach their full market value because the market fails to recognize what the portfolio manager considers the true business value or because the portfolio manager has misjudged those values. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods.

Please refer to the Fund's Prospectus for a complete overview of the primary risks associated with the Fund.

In making any investment decision, you must rely on your own examination of the Fund, including the risks involved in an investment. Investments mentioned herein may not be suitable for all recipients and in each case, potential investors are advised not to make any investment decision unless they have taken independent advice from an appropriately authorized advisor. An investment in any security mentioned herein does not guarantee a positive return as securities are subject to market risks, including the potential loss of principal. You should not construe the contents of this document as legal, tax, investment or other advice or recommendations.

Index / Other Definitions

Debt/Equity is the measure of a company's financial leverage calculated by dividing its total liabilities by stockholder's equity.

EPS (Earnings per share) is the portion of a company's profit allocated to each outstanding share of common stock.

Price-to-Book (P/B) is a ratio used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.

Return on Equity measures a portfolio company's profitability by revealing how much profit a company generates with the money shareholders have invested.

The Fund will be less diversified than the indices noted herein, and may hold non-index securities or securities that are not comparable to those contained in an index. Indices may hold positions that are not within the Fund's investment strategy. Indices are unmanaged and do not reflect any commissions or fees which would be incurred by an investor purchasing the underlying securities. An investor cannot invest directly in an index.

The S&P 500 Index includes a representative sample of 500 hundred companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

©2021 Morningstar, Inc. All rights reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted by Morningstar to be accurate, complete or timely. Neither Morningstar not its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Fund is distributed by UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI, 53212.

FPA U.S. CORE EQUITY FUND, INC.
LETTER TO SHAREHOLDERS

(Continued)

The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA U.S. CORE EQUITY FUND, INC.
HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA U.S. Core Equity Fund, Inc. vs. Russell 2500 Index and S&P 500 for the Ten Years Ended December 31, 2020

The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. The indexes do not reflect any commissions, fees or other expenses of investing which would be incurred by an investor purchasing the stocks it represents. The performance of the Fund and of the Indexes is computed on a total return basis which includes reinvestment of all distributions. It is not possible to invest directly in an index.

A new strategy for FPA U.S. Core Equity Fund, Inc. was implemented beginning on September 1, 2015. The returns above include performance of the previous managers prior to that date. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpa.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on page 21. The Prospectus details the Fund's objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpa.com, by email at crm@fpa.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO SUMMARY

December 31, 2020

Common Stocks		99.9%
Internet Media	16.0%
Infrastructure Software	10.4%
E-Commerce Discretionary	9.2%
Consumer Finance	8.3%
Information Technology Services	7.9%
Communications Equipment	6.7%
Application Software	5.7%
Apparel, Footwear & Accessory Design	5.4%
Other Common Stocks	5.0%
Home Products Stores	3.4%
Managed Care	3.3%
Entertainment Content	3.2%
Cable & Satellite	2.6%
Life Science Equipment	2.1%
Medical Devices	1.8%
Mass Merchants	1.4%
Health Care Services	1.0%
Restaurants	0.9%
Managed Health Care	0.9%
Diversified Banks	0.8%
Private Equity	0.7%
Specialty Pharmaceuticals	0.5%
Automotive Retailers	0.5%
Commercial & Residential Building Equipment & Systems	0.5%
Internet Based Services	0.5%
Household Products	0.4%
Defense Primes	0.3%
Insurance Brokers	0.2%
Investment Management	0.2%
Home Improvement	0.1%
Short-term Investments		0.4%
Other Assets And Liabilities, Net		(0.3)%
Net Assets		100.0%

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2020

COMMON STOCKS	Shares	Fair Value
INTERNET MEDIA — 16.0%
Alphabet, Inc. (Class C)(a)	3,180	$5,570,979
Facebook, Inc. (Class A)(a)	17,140	4,681,962
Tencent Holdings Ltd. (ADR) (China)	21,946	1,577,698
		$11,830,639
INFRASTRUCTURE SOFTWARE — 10.4%
Microsoft Corporation	26,660	$5,929,717
ServiceNow, Inc.(a)	3,142	1,729,451
		$7,659,168
E-COMMERCE DISCRETIONARY — 9.2%
Alibaba Group Holding Ltd. (ADR) (China)(a)	4,135	$962,339
Amazon.com, Inc.(a)	1,795	5,846,189
		$6,808,528
CONSUMER FINANCE — 8.3%
Mastercard, Inc. (Class A)	5,655	$2,018,496
PayPal Holdings, Inc.(a)	8,950	2,096,090
Visa, Inc. (A Shares)	9,210	2,014,503
		$6,129,089
INFORMATION TECHNOLOGY SERVICES — 7.9%
Accenture plc (Class A) (Ireland)	7,454	$1,947,059
Autodesk, Inc.(a)	6,360	1,941,963
IHS Markit Ltd. (Britain)	2,376	213,436
Intuit, Inc.	654	248,422
MSCI, Inc.	480	214,334
NVIDIA Corp.	1,474	769,723
QUALCOMM, Inc.	2,788	424,724
S&P Global, Inc.	169	55,555
		$5,815,216
COMMUNICATIONS EQUIPMENT — 6.7%
Apple, Inc.	37,355	$4,956,635
APPLICATION SOFTWARE — 5.7%
Activision Blizzard, Inc.	6,693	$621,445
Adobe, Inc.(a)	3,637	1,818,937
Salesforce.com, Inc.(a)	8,089	1,800,045
		$4,240,427

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

COMMON STOCKS — Continued	Shares	Fair Value
APPAREL, FOOTWEAR & ACCESSORY DESIGN — 5.4%
Adidas AG (Germany)(a)	4,942	$1,798,540
LVMH Moet Hennessy Louis Vuitton SE (France)	413	257,770
NIKE, Inc. (Class B)	13,541	1,915,645
		$3,971,955
HOME PRODUCTS STORES — 3.4%
Estee Lauder Cos., Inc. (The) (Class A)	897	$238,772
Home Depot, Inc. (The)	6,305	1,674,734
Lowe's Cos., Inc.	3,880	622,779
		$2,536,285
MANAGED CARE — 3.3%
Anthem, Inc.	1,915	$614,887
UnitedHealth Group, Inc.	5,238	1,836,862
		$2,451,749
ENTERTAINMENT CONTENT — 3.2%
Netflix, Inc.(a)	2,536	$1,371,291
Vivendi SA (ADR) (France)	6,547	210,159
Walt Disney Co. (The)(a)	4,340	786,321
		$2,367,771
CABLE & SATELLITE — 2.6%
Charter Communications, Inc. (Class A)(a)	292	$193,173
Comcast Corp. (Class A)	32,883	1,723,069
		$1,916,242
LIFE SCIENCE EQUIPMENT — 2.1%
Danaher Corp.	2,134	$474,047
Thermo Fisher Scientific, Inc.	2,279	1,061,512
		$1,535,559
MEDICAL DEVICES — 1.8%
Abbott Laboratories	4,704	$515,041
Edwards Lifesciences Corp.(a)	1,818	165,856
Medtronic plc (Ireland)	3,419	400,502
Stryker Corp.	940	230,337
		$1,311,736
MASS MERCHANTS — 1.4%
Dollar General Corp	373	$78,442
Walmart, Inc.	6,576	947,930
		$1,026,372

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

COMMON STOCKS — Continued	Shares	Fair Value
HEALTH CARE SERVICES — 1.0%
IQVIA Holdings, Inc.(a)	3,385	$606,490
Moody's Corp.	436	126,545
		$733,035
RESTAURANTS — 0.9%
McDonald's Corporation	1,779	$381,738
Starbucks Corp.	2,910	311,312
		$693,050
MANAGED HEALTH CARE — 0.9%
Humana, Inc.	1,678	$688,433
DIVERSIFIED BANKS — 0.8%
Bank of America Corp.	6,100	$184,891
Berkshire Hathaway, Inc. (Class B)(a)	1,700	394,179
		$579,070
PRIVATE EQUITY — 0.7%
Blackstone Group, Inc. (The) (Class A)	4,146	$268,703
KKR & Co., Inc. (Class A)	6,174	249,985
		$518,688
SPECIALTY PHARMACEUTICALS — 0.5%
Zoetis, Inc.	2,405	$398,028
AUTOMOTIVE RETAILERS — 0.5%
O'Reilly Automotive, Inc.(a)	848	$383,779
COMMERCIAL & RESIDENTIAL BUILDING EQUIPMENT & SYSTEMS — 0.5%
Honeywell International, Inc.	1,799	$382,647
INTERNET BASED SERVICES — 0.5%
GoDaddy, Inc. (Class A)(a)	4,534	$376,095
HOUSEHOLD PRODUCTS — 0.4%
Constellation Brands, Inc. (Class A)	451	$98,792
L'Oreal SA (France)	550	208,829
		$307,621
DEFENSE PRIMES — 0.3%
Lockheed Martin Corp.	659	$233,932

FPA U.S. CORE EQUITY FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
INSURANCE BROKERS — 0.2%
Aon plc (Class A) (Britain)	839	$177,256
INVESTMENT MANAGEMENT — 0.2%
BlackRock, Inc.	150	$108,231
HOME IMPROVEMENT — 0.1%
Lululemon Athletica, Inc. (Canada)(a)	100	$34,803
OTHER COMMON STOCKS — 5.0%(a)(b)		$3,678,259
TOTAL COMMON STOCKS — 99.9% (Cost $39,911,688)		$73,850,298
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $39,911,688)		$73,850,298
SHORT-TERM INVESTMENTS — 0.4%
State Street Bank Repurchase Agreement — 0.00% 1/4/2021 (Dated 12/31/2020, repurchase price of $323,000, collateralized by $329,600 principals amount U.S. Treasury Bill — 0.00% 2021, fair value $329,486)(c)	$323,000	$323,000
TOTAL SHORT-TERM INVESTMENTS (Cost $323,000)		$323,000
TOTAL INVESTMENTS — 100.3% (Cost $40,234,688)		$74,173,298
Other assets and liabilities, net — (0.3)%		(217,478)
NET ASSETS — 100.0%		$73,955,820

(a)  Non-income producing security.

(b)  As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

(c)  Security pledged as collateral (See Note 7 of the Notes to Financial Statements).

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investment securities — at fair value (identified cost $39,911,688)	$73,850,298
Short-term investments — repurchase agreements	323,000
Cash	665
Receivable for:
Investment securities sold	911,128
Dividends and interest	21,652
Capital Stock sold	965
Prepaid expenses and other assets	9,039
Total assets	75,116,747
LIABILITIES
Payable for:
Investment securities purchased	906,540
Advisory fees	60,914
Capital Stock repurchased	32,369
Accrued expenses and other liabilities	161,104
Total liabilities	1,160,927
NET ASSETS	$73,955,820
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 25,000,000 shares; 5,243,680 outstanding shares	$52,437
Additional Paid-in Capital	38,025,097
Distributable earnings	35,878,286
NET ASSETS	$73,955,820
NET ASSET VALUE
Offering and redemption price per share	$14.10

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $56,831)	$416,890
Interest	4,416
Total investment income	421,306
EXPENSES
Advisory fees	520,814
Director fees and expenses	99,344
Legal fees	68,388
Reports to shareholders	61,226
Transfer agent fees and expenses	62,733
Audit and tax services fees	55,338
Custodian fees	33,512
Filing fees	33,046
Other professional fees	6,345
Administrative services fees	3,874
Other	8,079
Total expenses	952,699
Reimbursement from Adviser	(82,786)
Net expenses	869,913
Net investment loss	(448,607)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	4,137,951
Written options	(150,232)
Investments in foreign currency transactions	(105)
Net change in unrealized appreciation (depreciation) of:
Investments	12,758,481
Translation of foreign currency denominated amounts	1,757
Net realized and unrealized gain	16,747,852
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,299,245

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(448,607)	$(103,560)
Net realized gain	3,987,614	1,728,483
Net change in unrealized appreciation	12,760,238	18,183,585
Net increase in net assets resulting from operations	16,299,245	19,808,508
Distributions to shareholders	(2,152,118)	(1,431,952)
Capital Stock transactions:
Proceeds from Capital Stock sold	3,061,340	1,661,632
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	1,908,860	1,273,725
Cost of Capital Stock repurchased	(16,356,042)	(12,044,989)
Net decrease from Capital Stock transactions	(11,385,842)	(9,109,632)
Total change in net assets	2,761,285	9,266,924
NET ASSETS
Beginning of Year	71,194,535	61,927,611
End of Year	$73,955,820	$71,194,535
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	245,236	154,906
Shares issued to shareholders upon reinvestment of dividends and distributions	141,266	112,056
Shares of Capital Stock repurchased	(1,268,932)	(1,142,704)
Change in Capital Stock outstanding	(882,430)	(875,742)

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended December 31
	2020	2019	2018	2017	2016
Per share operating performance:
Net asset value at beginning of year	$11.62	$8.84	$9.91	$9.09	$9.36
Income from investment operations:
Net investment income (loss)(1)	(0.08)	(0.02)	— (2)	0.01	0.04
Net realized and unrealized gain (loss) on investment securities	2.94	3.03	(0.95)	0.86	(0.23)
Total from investment operations	2.86	3.01	(0.95)	0.87	(0.19)
Less distributions:
Dividends from net investment income	—	(0.01)	(0.02)	(0.05)	—
Distributions from net realized capital gains	(0.38)	(0.22)	(0.10)	—	(0.08)
Total distributions	(0.38)	(0.23)	(0.12)	(0.05)	(0.08)
Redemption fees	—	—	—	— (2)	— (2)
Net asset value at end of year	$14.10	$11.62	$8.84	$9.91	$9.09
Total investment return(3)	24.80%	34.16%	(9.81)%	9.52%	(2.00)%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$73,956	$71,195	$61,928	$86,212	$112,932
Ratio of expenses to average net assets
Before reimbursement from Adviser	1.34%	1.43%	1.37%	1.22%	1.20%
After reimbursement from Adviser	1.22%	1.22%	1.20%	1.13%	1.11%
Ratio of net investment income to average net assets
Before reimbursement from Adviser	(0.75)%	(0.36)%	(0.19)%	0.05%	0.32%
After reimbursement from Adviser	(0.63)%	(0.15)%	(0.02)%	0.14%	0.40%
Portfolio turnover rate	60%	25%	79%	137%	115%

(1)  Per share amount is based on average shares outstanding.

(2)  Rounds to less than $0.01 per share.

(3)  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying Notes to Financial Statements.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2020

NOTE 1 — Significant Accounting Policies

FPA U.S. Core Equity Fund (the "Fund", formerly known as FPA U.S. Value Fund, Inc.) is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments eliminate certain disclosure requirements for fair value measurements for all entities, requires public entities to disclose certain new information and modifies some disclosure requirements. The new guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The Fund has adopted the standard for the current fiscal year and the changes are incorporated into the financial statements.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LP ("Adviser"), generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its fair value equals or exceeds the current fair value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a fair value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and, more recently, COVID-19. The global outbreak of COVID-19 in early 2020 has resulted in various disruptions, including travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, financial markets and the economies of certain nations and individual issuers, any of which may negatively impact the Fund and its holdings. Similar consequences could arise as a result of the spread of other infectious diseases.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $42,443,242 for the year ended December 31, 2020. The proceeds and cost of securities sold resulting in net realized gains of $4,137,951 aggregated $54,385,144 and $50,247,193, respectively, for the year ended December 31, 2020.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2020:

Unrealized appreciation	$33,478,798
Undistributed capital gains	2,625,832

The tax status of distributions paid during the fiscal years ended December 31, 2020 and 2019 were as follows:

	2020	2019
Dividends from ordinary income	$—	$—
Distributions from long-term capital gains	2,152,118	1,431,952

The cost of investment securities held at December 31, 2020 was $40,693,822 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investment at December 31, 2020, for federal income tax purposes was $33,493,507 and $14,709, respectively resulting in net unrealized appreciation of $33,478,798. As of and during the year ended December 31, 2020, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

During the year ended December 31, 2020, the Fund reclassified ($448,700) to Paid in Capital from Distributable Earnings to align financial reporting to tax reporting. These permanent differences are primarily due to net operating losses and prior period adjustments. Net assets were not affected by these reclassifications.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LP (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1.5% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended December 31, 2020, the Fund paid aggregate fees and expenses of $99,344 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2020:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Internet Media	$11,830,639	—	—	$11,830,639
Infrastructure Software	7,659,168	—	—	7,659,168
E-Commerce Discretionary	6,808,528	—	—	6,808,528
Consumer Finance	6,129,089	—	—	6,129,089
Information Technology Services	5,815,216	—	—	5,815,216
Communications Equipment	4,956,635	—	—	4,956,635
Application Software	4,240,427	—	—	4,240,427
Apparel, Footwear & Accessory Design	3,971,955	—	—	3,971,955
Home Products Stores	2,536,285	—	—	2,536,285
Managed Care	2,451,749	—	—	2,451,749
Entertainment Content	2,367,771	—	—	2,367,771
Cable & Satellite	1,916,242	—	—	1,916,242
Life Science Equipment	1,535,559	—	—	1,535,559
Medical Devices	1,311,736	—	—	1,311,736
Mass Merchants	1,026,372	—	—	1,026,372
Health Care Services	733,035	—	—	733,035
Restaurants	693,050	—	—	693,050
Managed Health Care	688,433	—	—	688,433
Diversified Banks	579,070	—	—	579,070
Private Equity	518,688	—	—	518,688
Specialty Pharmaceuticals	398,028	—	—	398,028
Automotive Retailers	383,779	—	—	383,779
Commercial & Residential Building Equipment & Systems	382,647	—	—	382,647
Internet Based Services	376,095	—	—	376,095
Household Products	307,621	—	—	307,621
Defense Primes	233,932	—	—	233,932
Insurance Brokers	177,256	—	—	177,256
Investment Management	108,231	—	—	108,231

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

Investments	Level 1	Level 2	Level 3	Total
Home Improvement	$34,803	—	—	$34,803
Other Common Stocks	3,678,259	—	—	3,678,259
Short-Term Investment	—	$323,000	—	323,000
	$73,850,298	$323,000	—	$74,173,298

Transfers of investments between different levels of the fair value hierarchy are recorded at fair value as of the end of the reporting period. There were no significant transfers into or out of Level 3 during the year ended December 31, 2020.

In an effort to increase potential income, the Fund is authorized to write (i.e. sell) covered call options listed on a national securities exchange. When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current fair value.

During the period ended December 31, 2020, the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on written options/Net change in unrealized appreciation (depreciation) on written options	$(150,232)	$—
Total		$(150,232)	$—

The Fund purchased written options with notional value of $513,098, which were held less than one month during the year. The Fund did not hold derivatives as of December 31, 2020.

NOTE 7 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net

FPA U.S. CORE EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's OTC derivative assets, liabilities and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2020:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral (Received) Pledged		Assets (Liabilities) Available for Offset	Net Amount of Assets (Liabilities)*
State Street Bank and Trust Company: Repurchase Agreements	$323,000	$(323,000	)**	—	—

*  Represents the net amount receivable (payable) from the counterparty in the event of default.

**  Collateral with a value of $329,486 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA U.S. CORE EQUITY FUND, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA U.S. CORE EQUITY FUND, INC.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FPA U.S. Core Equity Fund, Inc. (the "Fund") including the portfolio of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the "financial statements"). The financial highlights for the years ended December 31, 2016, and December 31, 2017 were audited by another independent registered public accounting firm whose report, dated February 20, 2018, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more FPA investment companies since 2018.

Los Angeles, CA
February 26, 2021

FPA U.S. CORE EQUITY FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 10, 2020, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser (the "Advisory Agreement") for an additional one-year period through September 30, 2021, on the recommendation of the Independent Directors, who met in executive session on August 10, 2020 prior to the Board meeting to review and discuss the proposed continuation of the Advisory Agreement. The Board had also met on July 13, 2020, with the Independent Directors meeting separately prior to the Meeting in executive session with the management of the Adviser and then separately with independent counsel to evaluate the renewal of the Advisory Agreement. Prior to their July 13 meeting, the Independent Directors, through their independent counsel, had requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including a description of, among other matters, the terms of the Advisory Agreement; the services provided by the Adviser; the experience of the relevant investment personnel; the Fund's performance in absolute terms and as compared to the performance of peers and appropriate benchmark(s); the fees and expenses of the Fund in absolute terms and as compared to peers; and the profitability of the Adviser from serving as adviser to the Fund. Following their review at the July 13 meeting, the Independent Directors requested (through their independent counsel) and received supplemental information and responses to a number of questions relating to the materials provided by the Adviser.

In addition, the Board met regularly throughout the year and received information on a variety of topics that were relevant to its annual consideration of the renewal of the Advisory Agreement including, among other matters, Fund investment performance, compliance, risk management, liquidity, valuation, trade execution and other matters relating to Fund operations. The Independent Directors also had met with management of the Adviser (including key investment personnel) at their quarterly meetings as well as with management at other times between the quarterly meetings throughout the year. The materials specifically provided in connection with the annual review of the Advisory Agreement supplement the information received throughout the year.

At their regular Board meetings and executive sessions, the Independent Directors were also assisted by independent legal counsel. In addition to the materials provided by the Adviser, the Independent Directors received a legal memorandum from independent counsel that outlined, among other matters: the duties of the Independent Directors and relevant requirements under the 1940 Act; the general principles under state law relevant to considering the approval of advisory contracts; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment advisers and investment company boards of trustees have fulfilled their duties; and factors to be considered by the Independent Directors when voting on advisory agreements. During executive session, independent legal counsel reviewed with the Independent Directors these duties, standards and factors summarized in the legal memorandum described above. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding: the Adviser and its staffing in connection with the Fund, including the Fund's portfolio managers and the senior analysts on their team; the scope of services supervised and provided by the Adviser; and the absence of any significant service problems reported to the Board. The Board and the Independent Directors then acknowledged the length of service of the Fund's portfolio manager, Gregory Nathan, who originally joined the Adviser in 2003 and has managed the Fund since 2015. After discussion, the Board and the Independent Directors

FPA U.S. CORE EQUITY FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of midcap core funds selected by Broadridge (the "Peer Group"). The Board and the Independent Directors recognized that the Fund's investment strategy is less than 5 years old and has not yet had time to develop a meaningful, long-term track record. However, in light of the Fund's and the Adviser's long history, the Board and the Independent Directors considered the Adviser's experience and track record, as well as the Fund's long-term investment performance. The Board and the Independent Directors noted the Fund outperformed its Peer Group median for the one-year period ended March 31, 2020, and underperformed its Peer Group median for the three-, five- and ten-year periods ended March 31, 2020. In addition, the Fund outperformed the comparative Russell 2500 Index for the one- and three-year period ended March 31, 2020, and underperformed the comparative Russell 2500 Index for the five- and ten-year periods ending March 31, 2020. The Fund outperformed the S&P 500 Index for the one-year period ended March 31, 2020, and underperformed the S&P 500 Index for the three-, five- and ten-year periods ended March 31, 2020. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory fees were above the median of those for the Peer Group and that the overall net expense ratio of the Fund was above the median of the Peer Group. In addition, the Directors noted that the portfolio manager does not manage any other account in a style similar to the Fund. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, over-head and trading costs with respect to the provision of investment advisory services. The Independent Directors discussed with the Adviser the general process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that its compensation levels are set at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the

FPA U.S. CORE EQUITY FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including new or increased administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered both quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the portfolio manager, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered that the Adviser had agreed to forgo the reimbursement for providing certain financial services that it had previously received from the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders. The Board and the Independent Directors also noted that asset levels of the Fund have generally declined during recent periods. The Board noted that the Fund does not charge sales loads.

The Independent Directors noted that the fee rate contained a breakpoint as the Fund's assets increased. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints would not be appropriate for the Fund at this time given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors also noted that the Investment Advisory Agreement contractually requires FPA to reimburse the Fund for Total Annual Fund Operating Expenses in excess of 1.50% of the first $30 million and 1.00% of the remaining average daily net assets of the Fund (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation, merger, reorganization or recapitalization) each year. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues benefitted from the services of the Adviser's highly experienced investment management team, which has produced competitive long-term returns, as well as their expectation that the new portfolio management team can also produce competitive long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues

FPA U.S. CORE EQUITY FUND, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)

(Unaudited)

to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2021.

FPA U.S. CORE EQUITY FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

December 31, 2020

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value June 30, 2020	$1,000.00	$1,000.00
Ending Account Value December 31, 2020	$1,217.50	$1,018.95
Expenses Paid During Period*	$6.77	$6.16

*  Expenses are equal to the Fund's annualized expense ratio of 1.22%, multiplied by the average account value over the period and prorated for the six-months ended December 31, 2020 (184/366 days).

FPA U.S. CORE EQUITY FUND, INC.
PRIVACY POLICY

(Unaudited)

The following is the privacy notice of the mutual funds managed by First Pacific Advisors, LP ("FPA", and the mutual funds, the "FPA Funds" ). A complete list of funds is provided below.

The FPA Funds take privacy seriously and consider privacy to be a fundamental aspect of its relationships with its former, prospective and current investors. The FPA Funds are committed to maintaining the confidentiality, integrity and security of its former, current, and prospective investors' non-public personal information and other personal information. This privacy policy describes our privacy practices surrounding the collection and sharing of non-public personal information and other personal information of current, former and prospective investors and visitors to websites maintained by the FPA Funds.

Obtaining Personal Data

While providing investors and/or prospective investors (collectively, "investors") with products and services, the FPA Funds, and certain service providers, such as the FPA Fund's Transfer Agents and/or Administrators, may obtain personal data about such investors, which may come directly from the investor or their intermediaries from sources such as: (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites, including information you may voluntarily provide when you subscribe to receive FPA's quarterly updates or request us to mail you information about the FPA Funds. In addition, the FPA Funds may collect additional personal data from different sources, such as affiliates or their service providers; public websites or other publicly available sources such as government records; or from credit reporting agencies, sanctions screening databases, or from sources designed to detect and prevent fraud.

The personal data collected about an investor may include: (i) identifiers and similar information such as the investor's name, address, tax identification number, birth date, driver's license number, and potentially email address and phone number (if provided); (ii) certain information protected under other federal or state law, like an investor's signature or bank account information; (iii) characteristics of protected classifications under federal or state law, like gender or marital status; (iv) commercial information like an investment selection, beneficiary information, or transaction and account history with the FPA Funds; (v) internet or other electronic network activity like interactions with the FPA website; (vi) professional or employment-related information like an investor's occupation and job title; and (vii) inferences drawn from the other categories to build a profile on an investor to, for example, gauge an investor's potential interest in investing in new funds or products.

Respecting Your Privacy

The FPA Funds do not disclose any personal data provided by investors or gathered by the FPA Funds to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the FPA Funds. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. The FPA Funds may also provide an investor's personal data and account information to the investor's respective custodian, brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The FPA Funds reserve the right to report or disclose personal data or account information to third parties in circumstances where the FPA Funds believe in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable

FPA U.S. CORE EQUITY FUND, INC.
PRIVACY POLICY (Continued)

(Unaudited)

request by the FPA Funds in which an investor has invested. In addition, the FPA Funds may disclose information about an investor or an investor's accounts to a third party at the investor's request or direction or with the consent of the investor.

Procedures to Safeguard Private Information

The FPA Funds will take reasonable steps and use security measures appropriate to the nature of the information and that comply with applicable laws to protect investors' personal data against unauthorized access and exfiltration, acquisition, theft, or disclosure. In addition to this policy, the FPA Funds have implemented internal procedures that are designed to help guard investors' personal data. Given the nature of information security, there is no guarantee that such safeguards will always be successful.

Information Collected Automatically from Websites

When you visit a website maintained by the FPA Funds, those sites may collect certain information about that visit through automated tools, including cookies. Cookies are bits of data that a website sends to a web browser on a visitor's computer. Websites maintained by the FPA Funds use cookies and other tools to operate the websites and collect analytics information about your visit to our websites, including the number of visitors to a website and the webpages visited. These tools may be provided by third party analytics providers. The analytics information collected does not identify a particular individual visitor or user. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The FPA Funds website does not respond to "do not track" signals.

Links to Other Websites

This privacy policy only addresses the use and disclosure of personal data in conjunction with your use of websites maintained by the FPA Funds. These websites may contain links to other websites. If we create such a link, we will let you know when you are leaving the FPA website. These third-party websites may collect information, including personal data, from you. Please be aware that we are not responsible for the privacy practices or the content of third-party websites. We disclaim liability for any information, materials, products or services offered at any of the third-party sites linked to websites maintained by the FPA Funds. The availability of a link to another party's website is provided as a convenience, but it does not constitute an endorsement or sponsorship of any third party or their products, and does not create an affiliation or partnership between FPA and any third party. You should also be aware that third parties have different privacy policies than FPA and may have different information security practices. We encourage you to read the privacy statements provided by other websites before you provide personal data to them.

Changes to the Privacy Policy

From time to time, the FPA Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

FPA Funds

FPA Crescent Fund, FPA New Income, Inc., FPA Flexible Fixed Income Fund, FPA U.S. Core Equity Fund, Inc., FPA Queens Road Value Fund, FPA Queens Road Small Cap Value Fund, and Source Capital, Inc.

Revised: February 2021

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, and Patrick B. Purcell are all Directors of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act (collectively, the "Independent Directors"). Directors serve until their resignation, removal or retirement. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2016), and Director of Bragg Capital Trust (since 2020).	7	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2015), and Director of Bragg Capital Trust (since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Director	2013	Senior Associate Dean, (2003-Present), Interim Dean (2018-June 2019), Professor and Faculty Director (since 2003) Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2013), and Director of Bragg Capital Trust (since 2020).	7	Kaiser Aluminum, and Wedbush Capital

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
A. Robert Pisano, 1943	Director	2012	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2013), and Director of Bragg Capital Trust (since 2020).	7	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2012	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital (since 2012), and Director of Bragg Capital Trust (since 2020).	7	None
"Interested" Director(2)
J. Richard Atwood, 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee (since 2016, except the Bragg Capital Trust since 2020) and President (since 2015, except the Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018). Formerly, until 2015, Treasurer of each FPA Fund for more than the past five years.	7	None

(1)  The address of each Director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of their affiliation with the Fund's Adviser.

FPA U.S. CORE EQUITY FUND, INC.
DIRECTOR AND OFFICER INFORMATION (Continued)

(Unaudited)

Officers of the Fund. Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Gregory Nathan, 1980	Vice President and Portfolio Manager	2015	Managing Director of FPA (since 2015); Vice President of FPA (2007-2015).
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee (since 2016, except Bragg Capital Trust since 2020) and President for more than the past five years (except Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018).

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Senior Vice President (since 2013) and Controller of FPA; and Treasurer of each FPA Fund for more than the past five years (except Bragg Capital Trust since 2020).
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

FPA U.S. CORE EQUITY FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LP
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175

or

235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

TICKER SYMBOL: FPPFX
CUSIP: 302548102

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
One Bush Street, Suite 1600
San Francisco, California 94104

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
725 South Figueroa Street,
Los Angeles, California 90017

This report has been prepared for the information of shareholders of FPA U.S. CORE EQUITY FUND and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

A description of the policies and procedures that the Adviser uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, on the Fund's website at www.fpa.com or by calling (800) 982-4372 and on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete proxy voting record for the 12 months ended June 30, 2020 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-PORT with the SEC, is available on the SEC's website at www.sec.gov.

Additional information about the Fund is available online at www.fpa.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)                The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                Not applicable.

(c)                During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                Not Applicable

(f)                A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4. Principal Accountant Fees and Services.

	2019	2020
(a) Audit Fees	$33,800	$34,400
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees[1]	$6,400	$6,500
(d) All Other Fees[2]	$833	$1,667

(1)       Tax fees are for the preparation of the registrant’s tax return(s).

(2)        Other fees are for the identification of any PFIC holdings in the Fund.

(e)(1)     The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)     the registrant’s independent auditors inform the audit committee of the engagement,

(ii)     the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)     the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)     0% of the services provided to the registrant described in paragraphs b-d of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)       For the fiscal year ended December 31, 2020, if greater than 50%, specify the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of the principal accountant Ernst & Young LLP (“EY”). According to EY, such amount was below 50%; therefore disclosure item not applicable to this filing.

(g)       For the fiscal years ended December 31, 2020 and December 31, 2019, the aggregate non-audit fees billed by EY for services rendered to the investment advisor were $43,500 and $41,250, respectively.

(h)        The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, which were not pre-approved (not requiring pre-approval), is compatible with maintaining EY's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA U.S. CORE EQUITY FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:    March 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:    March 9, 2021

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:    March 9, 2021